Marketable Securities	12 Months Ended
Dec. 31, 2021
Investments, Debt and Equity Securities [Abstract]
Marketable Securities
Note 3 Marketable Securities
Below is a detail of marketable securities (in thousands):

	December 31, 2021	December 31, 2020
Marketable securities	$8,226	$17,666

Total	$8,226	$17,666

The Company’s marketable securities consisted of a money market mutual fund. At December 31, 2021 and 2020, the fund’s money market instruments were comprised of primarily certificates of deposit and financial company/asset backed commercial paper. At December 31, 2021 and 2020, the investment portfolio had a weighted-average maturity of 46 days. The fund is publicly traded with a ticker symbol SPPXX and the money market instruments were measured at fair market value at December 31, 2021 and 2020. Proceeds from sales and purchases of marketable securities during the year ended December 31, 2021, were approximately $9.4 million and $0.005 million, respectively. Proceeds from sales and purchases of marketable securities during the year ended December 31, 2020, were approximately $7.8 million and $0.1 million, respectively. The amount of loss recorded in connection with the investment in marketable securities for the year ended December 31, 2021, was approximately $0.001 million and was recorded as a component of interest expense in the consolidated statements of operations. The amount of gain recorded in connection with the investment in marketable securities for the year ended December 31, 2020, was approximately $0.003 million and was recorded as a component of interest income in the consolidated statements of operations.